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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported):June 26, 1998





                       GREENWICH CAPITAL ACCEPTANCE, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                33-80740                     61199884
     ----------------          -------------             ---------------------
(State or Other Jurisdiction    (Commission                (I.R.S. Employer
     of Incorporation)          File Number)              Identification No.)



  600 Steamboat Road
  Greenwich, Connecticut                                         06830
 -------------------------                                    -----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Greenwich Capital Acceptance, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates.

         In connection with the offering of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates, Greenwich Capital Markets, Inc., as representative of the several underwriters (the "Representative"), has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Representative with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.3 hereto are filed on Form SE dated June 30, 1998.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.3     Computational Materials.
                  filed on Form SE dated June 30, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.



                                     By:   /s/John Paul Graham
                                          ----------------------------------
                                          Name:  /s/ John Paul Graham
                                          Title:  Vice President



Dated:  June 30, 1998


Exhibit Index
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Exhibit                                                                  Page
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99.3              Computational Materials filed on Form SE dated June 30, 1998.


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                       June 30, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Greenwich Capital Acceptance, Inc.,
                           Sequoia Mortgage Trust 3, Mortgage Loan
                           Asset-Backed Certificates

Ladies and Gentlemen:

         On behalf of Greenwich Capital Acceptance, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.


                                            Very truly yours,

                                            /s/ Edward B. Locke

                                             Edward B. Locke

Enclosure